UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 2006



                        PIONEER NATURAL RESOURCES COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-13245                75-2702753
------------------------------        ------------        ---------------------
       (State or other                (Commission            (I.R.S. Employer
jurisdiction of incorporation)        File Number)        Identification Number)


        5205 N. O'Connor Blvd                                     75039
              Suite 900                                        ----------
            Irving, Texas                                      (Zip code)
        ---------------------
        (Address of principal
         executive offices)


       Registrant's telephone number, including area code: (972) 444-9001

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material  pursuant to Rule  14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement

On May 1, 2006, Pioneer Natural Resources Company (the "Company") executed a sixth supplemental indenture (the "Sixth Supplemental Indenture") with The Bank of New York Trust Company, N.A., as successor trustee (the "Trustee") under the Indenture, dated as of January 13, 1998 (as amended and supplemented, the "Indenture"), between the Company and the Trustee.

The Sixth Supplemental Indenture is attached as Exhibit 4.1, and the terms and conditions thereof are incorporated herein by reference.

The Form of the Company's 6.875% Senior Notes due 2018 issued pursuant to the Sixth Supplemental Indenture is attached as Exhibit 4.2, and the terms and conditions thereof are incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

      (d)  Exhibits

           4.1 - Sixth Supplemental Indenture, dated as of May 1, 2006, among the Company, Pioneer Natural Resources USA, Inc. and The Bank of New York Trust Company, N.A., as Trustee, with respect to that indenture, dated as of January 13, 1998, between the Company and the Trustee.

           4.2 -  Form of 6.875% Senior Notes due 2018 of the Company.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PIONEER NATURAL RESOURCES COMPANY



                                      /s/ Darin G. Holderness
                                    -------------------------------------------
                                    Darin G. Holderness
                                    Vice President and Chief Accounting Officer
Dated: May 4, 2006





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                                  EXHIBIT INDEX



       Exhibit
       Number                        Exhibit Title
       -------                       -------------

         4.1 - Sixth Supplemental Indenture, dated as of May 1, 2006, among the Company, Pioneer Natural Resources USA, Inc. and The Bank of New York Trust Company, N.A., as Trustee, with respect to that indenture, dated as of January 13, 1998, between the Company and the Trustee.

         4.2 -  Form of 6.875% Senior Notes due 2018 of the Company.



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